Exhibit 10.1

CERTIFICATE OF AMENDMENT
OF
ESSEX PROPERTY TRUST, INC.
2004 Non-Employee Director Option Program

February 26, 2008

The undersigned, Michael T. Dance, hereby certifies that:

1. He is the duly elected and acting Executive Vice President, Chief Financial Officer and Assistant Secretary of Essex Property Trust, Inc., a Maryland corporation (the “Company”).

2. Effective February 26, 2008, Section 3.01 of the Company’s 2004 Non-Employee Director Option Program is amended in its entirety to read as follows:

“3.01                      Date of Grant and Number of Shares

A Non-Qualified Stock Option to purchase 4,000 shares of Common Stock shall be granted (the “Initial Grant”) to each Non-Employee Director, such Initial Grant to be made to Non-Employee Directors elected or appointed to the Board after the adoption of the Plan upon the date each such Non-Employee Director first becomes a Non-Employee Director.  In addition, immediately following each annual meeting of the Company’s stockholders commencing with the annual meeting of the Company’s stockholders in 2004, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted a Non-Qualified Stock Option to purchase 2,500 shares of Common Stock (a “Subsequent Grant”); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least eleven (11) months, and provided further that, with respect to any Non-Employee Director who under the Company’s 2007 Outperformance Plan Award Agreement (the “2007 OPP Agreement”) was granted Award LTIP Units (as defined in the 2007 OPP Agreement), such Non-Employee Director shall not receive Subsequent Grants during the period commencing on the initial grant of the Award LTIP Units and ending on the end of the calendar year in which the Award LTIP Units vest.  Each such Subsequent Grant shall be made on the date of the annual stockholders’ meeting in question.”

[Remainder of Page Intentionally Left Blank]

IN WITNESS HEREOF, the undersigned has set his hand hereunto as of the date first written above.

                                /S/ Michael T. Dance
                                Name:  Michael T. Dance
Title:  Executive Vice President, Chief Financial Officer and Assistant Secretary